JP Morgan Healthcare Conference Building for the Future January 10, 2024 Exh. 99.2

Disclaimer & Forward-Looking Statements The estimated financial results contained in this presentation are preliminary, and final results for fiscal year 2023 may change. These preliminary results are based upon our estimates and are subject to completion of our financial closing procedures. In addition, these preliminary results have not been audited by our independent registered public accounting firm. This summary of recent results is not a comprehensive statement of our financial results for fiscal 2023. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the Company’s strategic priorities, growth opportunities and commitments. These forward-looking statements are based on the current beliefs and expectations of the Company’s management with respect to future events, only speak as of the date that they are made and are subject to significant risks and uncertainties. Such statements can be identified by the use of words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “will,” “would,” “could,” “continue,” “can,” “may,” “look forward,” “aim,” “hopes,” and similar terms, although not all forward-looking statements contain such words or expressions. Actual results could differ significantly from those set forth in the forward-looking statements. Important factors that may cause actual results to differ materially from those in the forward-looking statements, in addition to the risks identified in the Form 8-K accompanying this presentation, include, but are not limited to, a further material delay in the Company’s financial reporting or ability to hold an annual meeting of shareholders, including as a result of the recently-announced leadership changes, an inability to timely prepare restated financial statements, unanticipated factors or factors that the Company currently believes will not cause delay, the impacts of the previously disclosed, ongoing independent investigation by the Audit Committee of the Board of Directors of the Company that relates to the Company’s financial reporting, internal controls over financial reporting and disclosure controls, including on the Company’s remediation efforts and preparation of financial statements or other factors that could cause additional delay or adjustments, the possibility that the ongoing review may identify additional errors and material weaknesses or other deficiencies in the Company’s accounting practices, the likelihood that the control deficiencies identified or that may be identified in the future will result in additional material weaknesses in the Company’s internal control over financial reporting, the Company being delisted if the Company is unable to regain compliance with Nasdaq Listing Rule 5250(c)(1) and Nasdaq Listing Rule 5620(a) or meet any of the interim milestones imposed by the Nasdaq Hearings Panel (the “Panel”) in its decision, the possibility that the Company subsequently fails to remain in compliance with Nasdaq Listing Rule 5250(c)(1) or Nasdaq Listing Rule 5620(a) or experiences violations of additional Nasdaq Listing Rules, the possibility that the Nasdaq Listing and Hearing Review Council reviews the Panel’s decision or that the Panel revises its decision in light of the Company’s failure to hold an annual meeting in the time period required by Nasdaq Listing Rule 5620(a) and other factors contained in the “Risk Factors” section and elsewhere in the Company’s filings with the SEC from time to time, including, but not limited to, its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. The Company does not undertake to update any forward-looking statements to reflect changed assumptions, the impact of circumstances or events that may arise after the date of the forward-looking statements, or other changes over time, except as required by law. Copyright ©2024 Veradigm® | All rights reserved 2

Agenda Introduction Leadership Team Financials Business Update

Our Mission At Veradigm we are transforming health, insightfully PAYER LIFE SCIENCES PROVIDER Veradigm is a healthcare technology and analytics company spanning across the three pillars of healthcare Differentiators are our connectivity, scale, and expertise Copyright ©2024 Veradigm® | All rights reserved 4

Leadership Team Copyright ©2024 Veradigm® | All rights reserved 5

Refreshed Executive Team Driving Veradigm Forward Dr. Shih-Yin Ho Interim CEO Lee Westerfield Interim CFO Former Pfizer eHealth executive & CEO of multiple startups in data and healthtech Veradigm Board member Deep expertise in healthtech product innovation & transformation Vision & expertise to accelerate growth in the next generation of healthcare tech CFO with track record scaling & maturing healthtech & SaaS firms Expertise fostering financial controls & profitable growth Previous tenure serving as internet & media sell side equity analyst

Financials Copyright ©2024 Veradigm® | All rights reserved 7

SEC Filing Status Update Copyright ©2024 Veradigm® | All rights reserved 8

Stable & Recurring Consistently Profitable Solid Capital Foundation Financial Profile The Financial State of Veradigm is Fundamentally Sound Revenue Net Cash Adjusted EBITDA and Adjusted EPS For further information, please refer to the Appendix.

Revenue, F2023 Estimates High Quality Revenue Mix with a Majority Recurring Revenue Please see disclaimer & forward-looking statements and appendix for more information. Provider, Stable Majority Recurring Revenue Payer & Life Sciences, Moderate Growth $608M to $622M 2022 2023 Growth by Segment

$122M to $135M Adjusted EBITDA and EPS, F2023 Estimates Steady Profitability Adjusted EBITDA $0.79 to $0.88 Adjusted EPS, Non-GAAP Basis Please see disclaimer & forward-looking statements and appendix for more information.

Multiple Alternatives Share Repurchase Margin Expansion Invest in Product and Cloud Infrastructure Accelerate Growth Tech-Forward Strategic Acquisitions Net Cash, F2023 Estimates Clean Balance Sheet Enables Alternatives to Elevate ROI & TEV $440M+ Convertible Notes, $208M Senior Facility, Undrawn Cash & Cash Equivalents Debt Net Cash $232M+

Business Update Copyright ©2024 Veradigm® | All rights reserved 13

Business Update Veradigm Business & Growth Drivers The Veradigm Advantage Our Unique Position to Lead Next Generation Health Intelligence Product Platforms Scalable, High-Quality Data Assets Provider, Payer and Life Sciences Customer Footprint Healthcare Ecosystem Expertise Leveraging AI Technology to Drive Value

We empower our clients with trusted data, insights, and solutions to help improve health outcomes and reduce costs for the patients they serve PAYER LIFE SCIENCES/RESEARCH PHYSICIANS/PROVIDERS Veradigm’s established technology platforms & solutions place it at the intersection of the three pillars of healthcare PROVIDER FOOTPRINT SCALABLE DATA POINT-OF-CARE CONNECTIVITY Driving Value With: Copyright ©2024 Veradigm® | All rights reserved 15

Unique Ability to Drive Efficiencies; Enhance Decision Making at the Point of Care Scale Workflow Connectivity Analytics Core Veradigm Assets Proprietary Data Registries Healthcare IT Partners The Veradigm Advantage Large-Scale, High-Quality Data &

Market Trends Driving Veradigm’s Growth Key stakeholder markets are converging around value-based care, and so is Veradigm Move to outpatient and ambulatory care Changing interoperability standards Payers need data to drive value-based purchasing Dynamic regulatory environment Expanding use of real-world data Life sciences needs health economics & clinical trial support GROWTH DRIVERS Uniquely Positioned to Leverage Convergence of Healthcare Market & the Transition to Value-Based Care

For the last 20 years, Veradigm has built a unique and valuable dataset in healthcare, positioning the company to become the health intelligence leader for the next century of care Veradigm sits at the intersection of large-scale, high-quality data that spans clinical and claims But there is more…

Strategically Positioned to Capitalize on AI & Lead the Next Generation of Health Intelligence Products Our established platforms & solutions sit at the center of the three pillars of healthcare Our data capture spans large provider footprint to create high-value, scalable data assets Our data connectivity across the healthcare ecosystem combined with our healthcare expertise delivers high-value analytics Payer Life Sciences/Research Physicians/Providers 400K+ Providers 200M+ Patients Veradigm Network

Veradigm is positioned to be at the center of the largest platform shift ever in healthcare and life sciences because we have the data lead AI is turning Veradigm’s data assets into data opportunities by putting its platform at center of the care continuum of the future We can lead ethically to support care and research that benefits humanity EHR/ EMR

Strategy Meets the Future Q2 2022 Veradigm announces reorganization and focus on life sciences & payer markets Q1 2023 New Board appointments with industry & transformation business expertise Q2 2023 Strategy developed to harvest & monetize data, analytics, and AI for Veradigm’s data assets Q3 2023 Initial pilots with key partners, internal talent development, and early small acquisitions to accelerate AI capabilities Q4 2023 Appointment of Dr. Yin Ho and Lee Westerfield to assess, guide and lead

= developing Leveraging AI Capabilities to Build Product Lines of Differentiated Data & Health Intelligence Products Strategy Expand scope of data capture to fulfill product of wholistic Health Intelligence Provider EHR & EMR Data Assets Patient Data Capture Other Novel Clinical Data Sources AI-Enabled Data Analytic Capability Health Intelligence Analytics Suite Data Sales Research Life Sci Clinical Research Real World Evidence Payers Today Tomorrow Data Sources Capabilities = existing = opportunity

2024 2025 2026 Supporting Current Customers and Accelerating Data Sales Value-Added Analytics Platform HCLS Intelligence Data Platform Leading with Data, AI Tech, Insights to Bring High Value Products to Providers, Payers & Life Sciences + = Ecosystem of Base Models Veradigm Data Actionable Insights & Real Intelligence

Appendix Copyright ©2024 Veradigm® | All rights reserved 25

Non-GAAP Financial Measures Veradigm reports its financial results in accordance with U.S. generally accepted accounting principles, or GAAP. To supplement this information, Veradigm presents Adjusted EBITDA and non-GAAP diluted earnings per share, which are considered non-GAAP financial measures under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. The definitions of these non-GAAP financial measures are presented below: Adjusted EBITDA is a non-GAAP financial measure and consists of GAAP net income/(loss) from continuing operations, and adjusts for: interest (income)/expense,net; other (income)/expense; depreciation and amortization; stock-based compensation expense; and transaction and other costs. Reconciliation to GAAP net income/(loss) from operations are found in Table 2 within this presentation. Non-GAAP diluted earnings per share consist of non-GAAP net income, as defined below, divided by non-GAAP diluted weighted shares outstanding, as defined below, during the applicable period. Non-GAAP net income attributable to Veradigm Inc. consists of GAAP net income/(loss) from continuing operations and adds back acquisition-related amortization; stock-based compensation expense; and transaction and other costs. Non-GAAP net income measure would also include a GAAP to non-GAAP tax rate alignment adjustment.  Non-GAAP diluted weighted shares outstanding consists of diluted weighted shares outstanding, as reported, less the dilutive impact of 0.875% convertible notes due to the intent to settle the principal in cash and shares to be delivered at settlement by the convertible note hedge.   Management also believes that non-GAAP diluted earnings per share and Adjusted EBITDA provide useful supplemental information to management and investors regarding the underlying performance of Veradigm’s business operations. Acquisition-related amortization, stock-based compensation expense and transaction and other costs recorded in accordance with GAAP can make it difficult to make meaningful comparisons of the underlying operations of the business without considering the non-GAAP adjustments provided and discussed herein. Management also uses this information internally for forecasting and budgeting, as it believes that these measures are indicative of core operating results. In addition, management may use non-GAAP diluted earnings per share and Adjusted EBITDA to measure achievement under Veradigm’s stock and cash incentive compensation plans. Note, however, that non-GAAP diluted earnings per share and Adjusted EBITDA are performance measures only, and they do not provide any measure of cash flow or liquidity. Non-GAAP financial measures are not in accordance with, or an alternative for, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Veradigm’s results of operations as determined in accordance with GAAP. Investors and potential investors are encouraged to review the definitions and reconciliations of non-GAAP financial measures with GAAP financial measures contained within this presentation. As noted above, the estimated non-GAAP financial measures and GAAP financial measures in this presentation are preliminary, and final results for fiscal year 2023 may change.  These preliminary results are based upon our estimates and are subject to completion of our financial closing procedures.  In addition, these preliminary results have not been audited by our independent registered public accounting firm. This summary of recent results is not a comprehensive statement of our financial results for fiscal 2023.

Non-GAAP Financial Measures Acquisition-Related Amortization. Acquisition-related amortization expense is a non-cash expense arising primarily from the acquisition of intangible assets in connection with acquisitions or investments. Veradigm excludes acquisition-related amortization expense from non-GAAP gross profit, non-GAAP operating income, non-GAAP net income, and Adjusted EBITDA because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Veradigm business operations and (ii) such expenses can vary significantly between periods because of new acquisitions and full amortization of previously acquired intangible assets. Investors should note that the use of these intangible assets contributed to revenue in the periods presented and will contribute to future revenue generation, and the related amortization expense will recur in future periods. Stock-Based Compensation Expense. Stock-based compensation expense is a non-cash expense arising from the grant of stock-based awards. Veradigm excludes stock-based compensation expense from non-GAAP gross profit, non-GAAP operating income, non-GAAP net income and Adjusted EBITDA because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Veradigm business operations and (ii) such expenses can vary significantly between periods as a result of the timing and valuation of grants of new stock-based awards, including grants in connection with acquisitions. Investors should note that stock-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods, and such expense will recur in future periods. Transaction and Other Costs. Transaction and other costs relate to certain favorable and unfavorable legal settlements, investigations, restatement-related accounting and legal advisory services and other charges incurred in connection with activities that are considered not reflective of our core business. Veradigm excludes transaction and other costs, in whole or in part, from non-GAAP gross profit, non-GAAP operating income, non-GAAP net income and Adjusted EBITDA because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Veradigm business operations and (ii) such expenses can vary significantly between periods. Non-Cash Charges to Interest Expense and Other. Non-cash charges to interest expense include the amortization of the fair value of the conversion option embedded in the 0.875% convertible notes issued by Veradigm during the fourth quarter of 2019. Other includes certain other income and expense and impairments on long-term investments. Tax Rate Alignment. Tax rate alignment aligns the applicable period’s effective tax rate to the expected annual non-GAAP effective tax rate.

Bridge: Prior Guidance to Current Estimated Range Revenue variance reflects provider segment revenue shortfall. Estimated Range of revenue, on a GAAP basis, includes a favorable customer litigation settlement contributing approximately $16 million that reflects services provided over prior years. Adjusted EBITDA variance reflects Revenue variance, certain favorable and unfavorable legal settlements, including the customer litigation settlement described above, and additional personnel expense accruals. The $16 million favorable customer litigation settlement and certain other legal settlements were previously reflected in the Company’s Adjusted EBITDA guidance issued on September 18, 2023. The Company’s exclusion of these items from its estimated range of Adjusted EBITDA is a change in the Company’s policy regarding the presentation of this measure. Non-GAAP Earnings per share variance reflects Revenue and Adjusted EBITDA variances, favorable upside in other income and interest income.

Reconciliation: Estimated Adjusted EBITDA Range

Reconciliation: Estimated Non-GAAP Earnings Per Share Range